Exhibit 21.0

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       Subsidiary                                                         State of Incorporation
       -------------------------------------------                        ------------------------------------------------------
     Emergent Mortgage Corporation                                        South Carolina
     Emergent Mortgage Corporation of Tennessee (a subsidiary of
         Emergent Mortgage Corporation)                                   South Carolina
     Emergent  Mortgage Holdings Corporation (a subsidiary of
         Emergent Mortgage Corporation)                                   Delaware
     Emergent  Mortgage Holdings Corporation II (a subsidiary of
         Emergent Mortgage Corporation)                                   Delaware
     Emergent  Residual Holdings Corporation (a subsidiary of
         Emergent Mortgage Holdings Corporation II)                       Delaware
     Emergent Insurance Agency Corporation                                South Carolina
     Carolina Investors, Inc.                                             South Carolina
     Sterling Lending Corporation                                         South Carolina (80% owned)
     Sterling Lending Insurance Agency, Inc. (a subsisiary of
         Sterling Lending Corporation)                                    Lousiana
     Emergent Business Capital, Inc.                                      South Carolina
     Emergent Business Capital Holdings Corp. (a subsidiary of
         Emergent Business Capital, Inc.)                                 Delaware
     Emergent Financial Corp.                                             South Carolina
     Reedy River Ventures, L.P.                                           South Carolina Limited Partnership
     Emergent Equity Advisors, Inc.                                       South Carolina
     Emergent Commercial Mortgage, Inc.                                   South Carolina
     The Loan Pro$, Inc.                                                  South Carolina (80% owned)
     Premier Financial Services, Inc.                                     South Carolina
     Emergent Auto Holdings Corp. (a 50% owned subsidiary of
         both The Loan Pro$, Inc. and Premier Financial Services, Inc.)   Delaware
     The Mississippian Railway, Inc. (Inactive)                           South Carolina
     Pickens Liquidation Corp. (Inactive)                                 South Carolina (81% owned)

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